Exhibit 99.1
UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:
Fremont General Corporation

Debtor
CHAPTER 11 (BUSINESS)

Case Number:	8:08-bk-13421

Operating Report Number:	14

For the Month Ending:	31-Jul-09

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT — MASTER DEMAND ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS (1)			21,458,773

2. LESS: TOTAL TRANSFERS AND DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			21,453,573

3. BEGINNING BALANCE:			5,201

4. RECEIPTS DURING CURRENT PERIOD:
Accounts Receivable — Post-filing		—

Accounts Receivable — Pre-filing		—

General Sales		—

Other (Specify)	Transfers from Money Market Acct	892,000

Other (Specify)	Insurance Proceeds - legal expense reimbursement	1,361,074

Other (Specify)	Vendor Refund	3,047

Other (Specify)	Wells Fargo Refund	15

TOTAL RECEIPTS THIS PERIOD:			2,256,135

5. BALANCE:			2,261,337

6. LESS: TOTAL TRANSFERS AND DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 2)			1,348,000

Disbursements (from page 2)			909,907

7. ENDING BALANCE:			3,428

8. General Account Number(s):		Well Fargo # xxxxxx1638 (2)

Depository Name & Location:		Wells Fargo Bank — Pasadena Commercial Banking

		350 W. Colorado Blvd, Suite 210, Pasadena, CA 91105

Notes

(1)	Receipts reflected in Master Demand Account include collections prior to the petition date.

(2)	Where indicated by an “x” throughout the MOR, the applicable digit has been hidden to prevent theft or other unauthorized access to the account. The information will be available to parties in interest upon reasonable request.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date	Check			*Amount	**Amount
mm/dd/yyyy	Number	Payee or DIP account	Purpose	Transferred	Disbursed	Amount
7/1/2009	wire	John Charles Loring	Director Fees		$5,833	$5,833
7/1/2009	wire	Barney Northcote	Director Fees		5,833	5,833
7/1/2009	wire	Mark Schaffer	Director Fees		5,833	5,833
7/1/2009	wire	David S. Depillo	Director Fees		5,833	5,833
7/1/2009	wire	Robert Shackleton	Director Fees		5,833	5,833
7/1/2009	wire	Epstein, Becker, & Green P.C.	Professional fees		11,881	11,881
7/1/2009	wire	Caldwell Law Firm	Professional fees		16,353	16,353
7/1/2009	wire	KPMG Corporate Finance LLC	Professional fees		25,322	25,322
7/1/2009	wire	Patton Boggs LLP	Professional fees		142,224	142,224
7/1/2009	6000000438	Iron Mountain Records Mgmt Inc	A/P vendor payments		1,444	1,444
7/1/2009	6000000439	LA Fine Arts	A/P vendor payments		330	330
7/1/2009	6000000440	Mellon Investor Services LLC	A/P vendor payments		2,819	2,819
7/1/2009	6000000441	Stephen H. Gordon	Director Fees		5,833	5,833
7/15/2009	wire	John Charles Loring	Travel Expense Reimbursement		1,427	1,427
7/15/2009	wire	Bowne of Los Angeles Inc	A/P vendor payments		2,985	2,985
7/15/2009	wire	Kurtzman Carson Consultants	Professional fees		9,213	9,213
7/15/2009	wire	FTI Consulting	Professional fees		92,371	92,371
7/15/2009	6000000442	Iron Mountain Records Mgmt Inc	A/P vendor payments		955	955
7/15/2009	6000000443	Scarpello and Huss Ltd	A/P vendor payments		4	4
7/15/2009	6000000444	US Trustee	US Trustee Quarterly Fee		9,750	9,750
7/20/2009	wire	Wells Fargo	Client Analysis Service Charge		2,884	2,884
7/22/2009	wire	Weiland, Golden, Smiley, Wang, Ekvall, and Strok LLP	Professional fees		79,153	79,153
7/22/2009	6000000447	Merrill Lynch Pierce Fenner and Smith Inc.	A/P vendor payments		1,250	1,250
7/22/2009	6000000448	West Payment Center	A/P vendor payments		7,312	7,312
7/22/2009	6000000449	William M. Stern	OEC Member - Travel Expense Reimbursement		1,260	1,260
7/23/2009	wire	Fremont General Corporation	Bank Account Transfer	1,348,000		1,348,000
7/29/2009	wire	CRG Partners Group LLC	Professional fees		21,061	21,061
7/29/2009	wire	Caldwell Law Firm	Professional fees		25,011	25,011
7/29/2009	wire	Stutman, Treister, and Glatt PC	Professional fees		200,493	200,493
7/29/2009	wire	Klee, Tuchin, Bogdanoff & Stern LLP	Professional fees		214,623	214,623
7/29/2009	6000000450	Iron Mountain Records Mgmt Inc	A/P vendor payments		1,444	1,444
7/29/2009	6000000451	Office Furniture Outlet	A/P vendor payments		2,000	2,000
7/29/2009	6000000452	Frank E Williams	OEC Member - Travel Expense Reimbursement		1,339	1,339
						—

			TOTAL DISBURSEMENTS THIS PERIOD:	$1,348,000	$909,907	$2,257,907

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	7/31/2009	Balance on Statement:	$6,767

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			$—

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
6000000451	7/29/2009	2,000

6000000452	7/29/2009	1,339

TOTAL OUTSTANDING CHECKS:			$3,339

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$3,428

I. CASH RECEIPTS AND DISBURSEMENTS
B. (COMMERCIAL MONEY MARKET ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR REPORTS		36,777,475

2.	LESS: TOTAL TRANSFERS AND DISBURSEMENTS PER ALL PRIOR REPORTS		8,893,857

3.	BEGINNING BALANCE:		27,883,616

4.	RECEIPTS DURING CURRENT PERIOD:
	Transferred from General Account	1,348,000

	Interest Income	2,844

	TOTAL RECEIPTS THIS PERIOD:		1,350,844

5.	BALANCE:		29,234,460

6.	LESS: TOTAL TRANSFERS AND DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 5)		892,000

	Disbursements (from page 5)		3,132

7.	ENDING BALANCE:		28,339,328

8.	COMMERCIAL MONEY MARKET ACCOUNT Number(s): xxxxxx8097

	Depository Name & Location:	Wells Fargo Bank — Pasadena Commercial Banking

		350 W. Colorado Blvd, Suite 210, Pasadena, CA 91105

TOTAL DISBURSEMENTS FROM COMMERCIAL MONEY MARKET ACCOUNT FOR CURRENT PERIOD

Date	Check			*Amount	**Amount
mm/dd/yyyy	Number	Payee	Purpose	Transferred	Disbursed	Amount
7/1/2009	wire	Fremont General Corporation	Bank account transfer	$235,000		$235,000
7/15/2009	wire	Fremont General Corporation	Bank account transfer	114,000		114,000
7/20/2009	wire	Wells Fargo	Client Analysis Service Charge		3,132	3,132
7/22/2009	wire	Fremont General Corporation	Bank account transfer	79,000		79,000
7/29/2009	wire	Fremont General Corporation	Bank account transfer	464,000		464,000

			TOTAL DISBURSEMENTS THIS PERIOD:	$892,000	$3,132	$895,132

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

COMMERCIAL MONEY MARKET ACCOUNT
BANK RECONCILIATION

Bank statement Date:	7/31/2009	Balance on Statement:	$28,339,328

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$28,339,328

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

	Frequency of Payments		Post-Petition payments
Creditor, Lessor, Etc.	(Mo/Qtr)	Amount of Payment	not made (Number)	Total Due

—	—	—	—	—

			TOTAL DUE:	—

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:	July 31, 2009

Gross Sales Subject to Sales Tax:	—

Total Wages Paid:	—

		Total Post-Petition		Date Delinquent
		Amounts Owing	Amount Delinquent	Amount Due
	Federal Withholding	—	—	N/A
	State Withholding	—	—	N/A
	FICA- Employer’s Share	—	—	N/A
	FICA- Employee’s Share	—	—	N/A
	Federal Unemployment	—	—	N/A
	Sales and Use	—	—	N/A
	Real Property	—	—	N/A
Other:
	TOTAL:	—	—

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD: 7/31/2009
	(Provide a copy of monthly account statements for each of the below)

	General Account:		3,428

	Money Market Account:		28,339,328

	Payroll Account:	(1)	N/A

Other Accounts:

Other Monies:	Petty Cash (from below):		—

TOTAL CASH AVAILABLE:				28,342,757

Petty Cash Transactions:

Date	Purpose		Amount

TOTAL PETTY CASH TRANSACTIONS:			N/A	—

(1)	The Debtor’s payroll account has been closed.

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	19,464	—	—
31 - 60 days	8,052	—	—
61 - 90 days	—		—
91 - 120 days	—		—
Over 120 days	6,273	118,819

TOTAL:	33,789	118,819	—

V. INSURANCE COVERAGE

			Policy Expiration	Premium Paid
Name of Carrier	Insurance Type	Amount of Coverage	Date	Through (Date)
XL Specialty	Directors & Officers	15,000,000	4/01/09-10/01/09	10/1/09
Continental Casualty	Excess D&O	15,000,000	4/01/09-10/01/09	10/1/09
U.S. Specialty	Excess D&O	15,000,000	4/01/09-10/01/09	10/1/09
RSUI Indemnity	Excess D&O	15,000,000	4/01/09-10/01/09	10/1/09
Allied World Natl	Excess D&O	10,000,000	4/01/09-10/01/09	10/1/09
U.S. Specialty	Excess D&O	10,000,000	4/01/09-10/01/09	10/1/09
Liberty Mutual	Excess D&O	10,000,000	4/01/09-10/01/09	10/1/09
Navigators Ins.	Excess D&O	10,000,000	4/01/09-10/01/09	10/1/09
Westchester Surplus	Excess D&O	10,000,000	4/01/09-10/01/09	10/1/09
Platte River	Excess D&O	10,000,000	4/01/09-10/01/09	10/1/09
Scottsdale Ins.	Excess D&O	5,000,000	4/01/09-10/01/09	10/1/09
XL Specialty	Run-off D&O	20,000,000	1/01/07-1/01/14	1/1/14
Continental Casualty	Run-off D&O	15,000,000	1/01/07-1/01/14	1/1/14
RSUI Indemnity	Run-off D&O	15,000,000	1/01/07-1/01/14	1/1/14
New Mkts Undrwrtr	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Platte River	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
St. Paul Mercury	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Federal Insurance	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Liberty Mutual	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Columbia Casualty	Fiduciary Liability	10,000,000	4/01/09-10/01/09	10/1/09
XL Specialty	Excess Fiduciary Liability	10,000,000	4/01/09-10/01/09	10/1/09
U.S. Specialty	Excess Fiduciary Liability	10,000,000	4/01/09-10/01/09	10/1/09
Navigators Ins.	Excess Fiduciary Liability	10,000,000	4/01/09-10/01/09	10/1/09
Allied World Natl	Excess Fiduciary Liability	5,000,000	4/01/09-10/01/09	10/1/09
Westchester Surplus	Excess Fiduciary Liability	5,000,000	4/01/09-10/01/09	10/1/09
XL Specialty	Run-off Fiduciary	15,000,000	1/01/07-1/01/14	1/1/14
Capital Indemnity	Run-off Fiduciary	10,000,000	1/01/07-1/01/14	1/1/14
Federal Insurance	Run-off Fiduciary	10,000,000	1/01/07-1/01/14	1/1/14
Houston Casualty	Run-off Fiduciary	5,000,000	1/01/07-1/01/14	1/1/14
National Union Fire	Crime Coverage	15,000,000	4/01/09-1/01/10	1/1/10
Zurich American	Excess Crime Coverage	15,000,000	4/01/09-1/01/10	1/1/10
Continental Ins.	Excess Crime Coverage	10,000,000	4/01/09-1/01/10	1/1/10
Federal Insurance	Errors & Omissions	5,000,000	4/01/09-10/01/09	10/1/09
U.S. Specialty	Excess E&O	5,000,000	4/01/09-10/01/09	10/1/09
Federal Insurance	Commercial Automobile	1,000,000	1/01/09-1/01/10	1/1/10
Federal Insurance	Commercial Excess and Umbrella	5,000,000	1/01/09-1/01/10	1/1/10
Great American	Excess Umbrella	20,000,000	1/01/09-1/01/10	1/1/10
Federal Insurance	Commercial Package	14,499,247	1/01/09-1/01/10	1/1/10
State Compensation Fund of CA	Workers Compensation	1,000,000	1/01/09-1/01/10	1/1/10

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

	Total Disbursements				Quarterly Fees Still
Quarterly Period Ending (Date)	(during Quarter)	Quarterly Fees	Date Paid	Amount Paid	Owing
June 30, 2008	0	325	22-Aug-2008	325	—
June 30, 2008	0	1	1-Oct-2008	1	—
September 30, 2008	851,493	4,875	19-Nov-2008	4,875	—
December 31, 2008	3,817,827	10,400	21-Jan-2009	10,400	—
March 31, 2009	3,442,105	10,400	15-Apr-2009	10,400	—
June 30, 2009	2,311,647	9,750	15-Jul-2009	9,750	—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
		35,751		35,751	—

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

	Date of Order Authorizing		Gross Compensation
Name of Insider	Compensation	Authorized Gross Compensation	Paid During the Month

No compensation disbursements made to insiders during the period.

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

	Date of Order Authorizing		Amount Paid During the
Name of Insider	Compensation	Description	Month
Robert Shackleton	9/29/08	Director fees	5,833
Mark Schaffer	9/29/08	Director fees	5,833
John Charles Loring	9/29/08	Director fees / Travel Expense Reimbursement	7,260
Barney Northcote	9/29/08	Director fees	5,833
David S. Depillo	9/29/08	Director fees	5,833
Stephen H. Gordon	9/29/08	Director fees	5,833

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

		Cumulative
	Current Month	Post-Petition
	7/31/09	6/19/08-7/31/09
Sales/Revenue:
Net Sales/Revenue	$—	$—

Cost of Goods Sold:
Cost of Goods Sold (COGS)	—	—

Gross Profit	—	—

Other Operating Income (Itemize)	—	—

Operating Expenses:
Payroll — Insiders	—	—

Compensation- regular (intercompany allocation)	114,837	1,821,156

Compensation- group insurance	—	—

Compensation- 401(k)/ESOP/Incentive	5,754	(1,707,592)

Occupancy	1,285	506,530

Payroll Taxes		—

Other Taxes (Itemize)	—	—

Information systems	1,444	33,967

Advertising and promotion		23,635

Telecom	(3,047)	(115)

Travel	1,427	2,670

Printing and supplies	3,184	28,017

Postage		(29,156)

All other	57,250	257,291

Depreciation and Amortization	287	21,831

Rent Expense — Real Property		—

Lease Expense — Personal Property	—	—

Insurance	163,663	2,186,281

Miscellaneous Operating Expenses (Itemize)	—	—

Total Operating Expenses	346,084	3,144,515

Net Gain/(Loss) from Operations	(346,084)	(3,144,515)

Non-Operating Income:
Interest Income	2,845	219,600

Net Gain on Sale of Assets (Itemize)	—	—

Other — Equity in Earnings of Subsidiaries	(2,593,090)	131,143,069

Other (Itemize) — SERP	—	(75,276)

Total Non-Operating income	(2,590,245)	131,287,393

Non-Operating Expenses:
Interest Expense (1)	23,914	320,448

Legal and Professional (Itemize) (2)	949,111	11,764,098

Other (Itemize)	—	—

Total Non-Operating Expenses	973,025	12,084,546

NET INCOME/(LOSS)	$(3,909,354)	$116,058,332

Notes:

(1)	Represents amortization of capitalized debt issuance costs.

(2)	Represents professional fee accruals (estimates) by the Debtor for financial statement (GAAP) purposes.

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

	Current Month End
ASSETS
Current Assets:

Unrestricted Cash	$28,342,757

Accounts Receivable	118,819

Intercompany Receivable	609,039

Prepaid Expenses	2,818,746

Other (Itemize) — SERP / EBP Accounts & Other Benefit Accounts	11,907,484

Other (Itemize) — Investment — FG Financing	3,092,777

Total Current Assets		46,889,622

Property, Plant, and Equipment	168,996

Accumulated Depreciation/Depletion	(16,061)

Net Property, Plant, and Equipment		152,935

Other Assets (Net of Amortization):
Other (Itemize) — GSOP Merrill Lynch Acct. xxx-37M01	14,929

Investment in Subsidiary	415,726,094

Total Other Assets		415,741,023

TOTAL ASSETS		$462,783,580

LIABILITIES
Post-petition Liabilities:
Accounts Payable	33,789

Accruals (1)	2,713,264

Taxes Payable	—

Professional fees	—

Accrued Interest Payable	—

Other	9,544,495

Total Post-petition Liabilities		12,291,548

Pre-petition Liabilities / Liabilities Subject to Compromise:
Priority Liabilities	—

Unsecured Liabilities (1)	341,731,292

Total Pre-petition Liabilities		341,731,292

TOTAL LIABILITIES		354,022,840

EQUITY:
Pre-petition Owners’ Equity	(17,535,317)

Post-petition Profit/(Loss)	116,058,332

Direct Charges to Equity	10,237,725

TOTAL EQUITY		108,760,740

TOTAL LIABILITIES & EQUITY		$462,783,580

Notes:

(1)	Includes accruals (estimates) by the Debtor for financial statement presentation (GAAP) purposes.

XI. QUESTIONNAIRE

		No	Yes

1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If “Yes”, explain below:	X

		No	Yes

2.	Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If “Yes”, explain below:	X

3.	State what progress was made during the reporting period toward filing a plan of reorganization. The Official Committee of Equity Holders filed a chapter 11 plan and related disclosure statement on July 17, 2009 [Docket Nos. 822 & 824]. No hearing was set during the reporting period regarding those documents.

4.	Describe potential future developments which may have a significant impact on the case:

After a hearing on July 14, 2009, the Bankruptcy Court entered an order terminating the Debtor’s exclusivity periods effective July 17, 2009 [Docket No. 827]. As noted, the Official Committee of Equity Holders filed a plan and disclosure statement during the reporting period, and the Debtor anticipates the that Official Committee of Unsecured Creditors will file a separate plan and disclosure statement during August 2009. The Debtor understands that a hearing on the two committees’ respective disclosure statements is presently scheduled in September 2009.

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

An Order Granting Motion of Debtor to Approve Stipulation Granting Relief from the Automatic Stay was entered on July 22, 2009 [Docket No. 711, 830].
		No	Yes

6.	Did you receive any exempt income this month, which is not set forth in the operating report? If “Yes”, please set forth the amounts and sources of the income below.	X

I,	Thea Stuedli, Chief Financial Officer of Fremont General Corporation declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

THEODORE B. STOLMAN (State Bar No. CA 52099)
TStolman@Stutman.com
WHITMAN L. HOLT (State Bar No. CA 238198)
WHolt@Stutman.com
STUTMAN, TREISTER & GLATT, P.C.
1901 Avenue of the Stars, 12th Floor
Los Angeles, CA 90067
Telephone:    (310) 228-5600
Facsimile:      (310) 228-5788
ROBERT W. JONES (State Bar No. TX 10951200)
RWJones@pattonboggs.com
BRENT R. MCILWAIN (State Bar No. TX 24013140)
BMcIlwain@pattonboggs.com
PATTON BOGGS LLP
2001 Ross Avenue, Suite 3000
Dallas, TX 75201-8001
Telephone:    (214) 758-1500
Facsimile:      (214) 758-1550
Reorganization Counsel for Debtor and Debtor in Possession
        FILED & ENTERED

              JUL 22 2009
        CLERK U.S. BANKRUPTCY COURT
        Central District of California
        BY daniels DEPUTY CLERK

UNITED STATES BANKRUPTCY COURT
CENTRAL DISTRICT OF CALIFORNIA
SANTA ANA DIVISION

In re:	§	Case No. 8:08-bk-13421-ES
	§	CHAPTER 11
FREMONT GENERAL CORPORATION,	§
a Nevada corporation,	§	ORDER GRANTING MOTION OF DEBTOR
	§	TO APPROVE STIPULATION GRANTING
Debtor.	§	RELIEF FROM THE AUTOMATIC STAY
§
Tax I.D. 95-2815260	§
§
§
Debtor’s Mailing Address:	§	Hearing
175 N. Riverview Drive	§	[None required]
Anaheim, CA 92808	§
§
§
§
§
§
§
§
§
§

     The Court, having reviewed the Motion of Debtor to Approve Stipulation Granting Relief From the Automatic Stay (the “Motion”), approving that certain Stipulation of the Debtor; Certain Former Directors and Officers of the Debtor; and the Official Committee of Creditors Holding Unsecured Claims Granting Limited Relief From the Automatic Stay to Permit Advancement of Defense Costs Under Directors and Officers Liability Insurance Policies (the “Stipulation”), and the accompanying Declaration of Richard A. Sanchez (the “Sanchez Declaration”) [Docket No. 711]; and there being no objection to the Motion; and it appearing that there is good and sufficient cause to approve the Stipulation; and after due deliberation thereon;
IT IS HEREBY ORDERED, ADJUDGED AND DECREED THAT:
     1. The Stipulation, a copy of which is attached to the Motion as Exhibit “A,” is approved; and
/ / /
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/ / /
/ / /
/ / /
/ / /
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1

     2. The Motion is GRANTED and the automatic stay is lifted with respect to the use of the proceeds of the Primary Policy or Excess Policies as set forth in the Stipulation.
Presented by:

/s/ Whitman L. Holt
THEODORE B. STOLMAN WHITMAN L. HOLT
STUTMAN, TREISTER & GLATT PROFESSIONAL CORPORATION

— and —

ROBERT W. JONES
BRENT R. MCILWAIN
PATTON BOGGS LLP
Reorganization Counsel for Debtor and Debtor in Possession
###

DATED: July 22, 2009
United States Bankruptcy Judge

2

In re: FREMONT GENERAL CORP.,		CHAPTER 11

	Debtor(s).	CASE NUMBER 8:08-bk-13421-ES

NOTE: When using this form to indicate service of a proposed order, DO NOT list any person or entity in Category I.
Proposed orders do not generate an NEF because only orders that have been entered are placed on the CM/ECF docket.
PROOF OF SERVICE OF DOCUMENT
I am over the age of 18 and not a party to this bankruptcy case or adversary proceeding. My business address is: 2001 Ross Avenue, Suite 3000, Dallas Texas 75201.
The foregoing document described [Proposed] ORDER GRANTING MOTION OF DEBTOR TO APPROVE STIPULATION GRANTING RELIEF FROM THE AUTOMATIC STAY
will be served or was served (a) on the judge in chambers in the form and manner required by LBR 5005-2(d); and (b) in the manner indicated below:
I. TO BE SERVED BY THE COURT VIA NOTICE OF ELECTRONIC FILING (“NEF”) — Pursuant to controlling General Order(s) and Local Bankruptcy Rule(s) (“LBR”), the foregoing document will be served by the court via NEF and hyperlink to the document. On                     , I checked the CM/ECF docket for this bankruptcy case or adversary proceeding and determined that the following person(s) are on the Electronic Mail Notice List to receive NEF transmission at the email address(es) indicated below:
     None.

☐ Service information continued on attached page
II. SERVED BY U.S. MAIL OR OVERNIGHT MAIL(indicate method for each person or entity served): On July 6, 2009, I served the following person(s) and/or entity(ies) at the last known address(es) in this bankruptcy case or adversary proceeding by placing a true and correct copy thereof in a sealed envelope in the United States Mail, first class, postage prepaid, and/or with an overnight mail service addressed as follows. Listing the judge here constitutes a declaration that mailing to the judge will be completed no later than 24 hours after the document is filed.
     See following page.

☑ Service information continued on attached page
III. SERVED BY PERSONAL DELIVERY, FACSIMILE TRANSMISSION OR EMAIL (indicate method for each person or entity served): Pursuant to F.R.Civ.P. 5 and/or controlling LBR, on                                          I served the following person(s) and/or entity(ies) by personal delivery, or (for those who consented in writing to such service method), by facsimile transmission and/or email as follows. Listing the judge here constitutes a declaration that personal delivery on the judge will be completed no later than 24 hours after the document is filed.

☐ Service information continued on attached page
I declare under penalty of perjury under the laws of the United States of America that the foregoing is true and correct.
This form is mandatory. It has been approved for use by the United States Bankruptcy Court for the Central District of California.

January 2009	F 9013-3.1

In re: FREMONT GENERAL CORP.,		CHAPTER 11

	Debtor(s).	CASE NUMBER 8:08-bk-13421-ES

07/06/2009	Kristen Beall	/s/ Kristen Beall

Date	Type Name	Signature
SERVICE BY THE COURT VIA NOTICE OF ELECTRONIC FILING (“NEF”)
SERVICE BY U.S. MAIL

The Honorable Erithe Smith	Fremont General Corporation
USBC — Central District of California	2727 East Imperial Highway
Ronald Reagan Federal Building and	Brea, CA 92821
United States Courthouse	Attn: General Counsel
411 West Fourth Street, Ste. 5041
Santa Ana, CA 92701-4593

United States Trustee	Attys for Official Committee of Unsecured
411 West Fourth Street, Suite 9041	Creditors
Santa Ana, CA 92701-4593	Klee, Tuchin, Bogdanoff & Stern LLP
Attn: Lee R. Bogdanoff, Esq.
1999 Avenue of the Stars, 39th Floor
Los Angeles, CA 90067-6049

Attys for the Official Committee of Equity	Attys for Wayne R. Bailey, Patrick E. Lamb,
Security Holders	James A. McIntyre, Louis J. Rampino, and
Weiland, Golden, et al.	Kyle R. Walker
Attn: Evan D. Smiley, Esq.	Skadden, Arps, Slate, Meagher & Flom LLP
650 Town Center Drive, Suite 950	Attn: Jason D. Russell
Costa Mesa, CA 92626	300 Grand Avenue
Los Angeles, CA 90071-3144

Atty for Ronald J. Nicolas, Jr.	Attys for Wayne R. Bailey, Patrick E. Lamb,
George B. Piggott, A Professional	James A. McIntyre, Louis J. Rampino, and
Corporation	Kyle R. Walker
Attn: George B. Piggott	Skadden, Arps, Slate, Meagher & Flom LLP
2 Park Plaza, Suite 300	Attn: Robert E. Zimet
Irvine, CA 92614-8513	Four Times Square
New York, NY 10036-6522
SERVICE BY OVERNIGHT
This form is mandatory. It has been approved for use by the United States Bankruptcy Court for the Central District of California.

January 2009	F 9013-3.1

In re: FREMONT GENERAL CORP.,		CHAPTER 11

	Debtor(s).	CASE NUMBER 8:08-bk-13421-ES

NOTE TO USERS OF THIS FORM:
1) Attach this form to the last page of a proposed Order or Judgment. Do not file as a separate document.
2) The title of the judgment or order and all service information must be filled in by the party lodging the order.
3) Category I. below: The United States trustee and case trustee (if any) will always be in this category.
4) Category II. below: List ONLY addresses for debtor (and attorney), movant (or attorney) and person/entity (or attorney) who filed an opposition to the requested relief. DO NOT list an address if person/entity is listed in category I.
NOTICE OF ENTERED ORDER AND SERVICE LIST
Notice is given by the court that a judgment or order entitled ORDER GRANTING MOTION OF DEBTOR TO APPROVE STIPULATION GRANTING RELIEF FROM THE AUTOMATIC STAY was entered on the date indicated as “Entered” on the first page of this judgment or order and will be served in the manner indicated below:
I. SERVED BY THE COURT VIA NOTICE OF ELECTRONIC FILING (“NEF”) Pursuant to controlling General Order(s) and Local Bankruptcy Rule(s), the foregoing document was served on the following person(s) by the court via NEF and hyperlink to the judgment or order. As of July 1, 2009, the following person(s) are currently on the Electronic Mail Notice List for this bankruptcy case or adversary proceeding to receive NEF transmission at the email address(es) indicated below.
     See following page.

☑ Service information continued on attached page
II. SERVED BY THE COURT VIA U.S. MAIL: A copy of this notice and a true copy of this judgment or order was sent by U.S. Mail to the following person(s) and/or entity(ies) at the address(es) indicated below:
     See following page.

☑ Service information continued on attached page
III. TO BE SERVED BY THE LODGING PARTY: Within 72 hours after receipt of a copy of this judgment or order which bears an “Entered” stamp, the party lodging the judgment or order will serve a complete copy bearing an “Entered” stamp by U.S. Mail, overnight mail, facsimile transmission or email and file a proof of service of the entered order on the following person(s) and/or entity(ies) at the address(es), facsimile transmission number(s) and/or email address(es) indicated below:

☑ Service information continued on attached page
This form is mandatory. It has been approved for use by the United States Bankruptcy Court for the Central District of California.

January 2009	F 9021-1.1

In re: FREMONT GENERAL CORP.,		CHAPTER 11

	Debtor(s).	CASE NUMBER 8:08-bk-13421-ES

SERVED BY THE COURT VIA NOTICE OF ELECTRONIC FILING (“NEF”)

Kristen N Beall	kbeall@pattonboggs.com, bmcilwain@pattonboggs.com

Dustin P Branch	dustin.branch@kattenlaw.com

Frank Cadigan	frank.cadigan@usdoj.gov

Kristopher Davis	ksdavis@ebglaw.com

Jesse S Finlayson	jfinlayson@faw-law.com, wmills@faw-law.com

Jean M. Healey	jean.healey@state.ma.us

Matthew Heyn	mheyn@ktbslaw.com

Whitman L Holt	wholt@stutman.com

Mark D Houle	mark.houle@pillsburylaw.com

Michelle Hribar	mhribar@rutan.com

Lewis R Landau	lew@landaunet.com

Kerri A Lyman	klyman@irell.com

Robert S Marticello	Rmarticello@wgllp.com

Neeta Menon	nmenon@stutman.com

Sarah D Moyed	moyeds@sec.gov

David L Osias	bcrfilings@allenmatkins.com, dosias@allenmatkins.com

Jonathan Petrus	jpetrus@ktbslaw.com

David M Poitras	dpoitras@jmbm.com

Michael B Reynolds	mreynolds@swlaw.com, kcollins@swlaw.com

Jonathon Shenson	jshenson@ktbslaw.com

Evan D Smiley	esmiley@wgllp.com

Philip E Strok	pstrok@wgllp.com

Samuel J Teele	steele@lowenstein.com

United States Trustee (SA)	ustpregion16.sa.ecf@usdoj.gov

Alan Z Yudkowsky	ayudkowsky@stroock.com

Scott H Yun	syun@stutman.com
This form is mandatory. It has been approved for use by the United States Bankruptcy Court for the Central District of California.

January 2009	F 9021-1.1

In re: FREMONT GENERAL CORP.,		CHAPTER 11

	Debtor(s).	CASE NUMBER 8:08-bk-13421-ES

SERVED BY THE COURT/BNC

Fremont General Corporation	Atty for Ronald J. Nicolas, Jr.
2727 East Imperial Highway	George B. Piggott, A Professional
Brea, CA 92821	Corporation
Attn: General Counsel	Attn: George B. Piggott
2 Park Plaza, Suite 300
Irvine, CA 92614-8513
TO BE SERVED BY THE DEBTOR BY U.S. MAIL

Attys for the Official Committee of Equity	Attys for Official Committee of Unsecured
Security Holders	Creditors
Weiland, Golden, et al.	Klee, Tuchin, Bogdanoff & Stern LLP
Attn: Evan D. Smiley, Esq.	Attn: Lee R. Bogdanoff, Esq.
650 Town Center Drive, Suite 950	1999 Avenue of the Stars, 39th Floor
Costa Mesa, CA 92626	Los Angeles, CA 90067-6049

Attys for Wayne R. Bailey, Patrick E. Lamb,	Attys for Wayne R. Bailey, Patrick E. Lamb,
James A. McIntyre, Louis J. Rampino, and	James A. McIntyre, Louis J. Rampino, and
Kyle R. Walker	Kyle R. Walker
Skadden, Arps, Slate, Meagher & Flom LLP	Skadden, Arps, Slate, Meagher & Flom LLP
Attn: Jason D. Russell
300 Grand Avenue	Attn: Robert E. Zimet
Los Angeles, CA 90071-3144	Four Times Square
New York, NY 10036-6522
This form is mandatory. It has been approved for use by the United States Bankruptcy Court for the Central District of California.

January 2009	F 9021-1.1